UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2011

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California		90745-6209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 513-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Ducommun Incorporated issued a press release on November 7, 2011 in the form attached hereto as Exhibit 99.1.

Item 5.03 Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

(a) On November 3, 2011, the Bylaws of Ducommun Incorporated (the “Company”) were amended to provide that the Board of Directors may elect a lead director and to make certain other conforming changes to the Bylaws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Bylaws of Ducommun Incorporated, as amended and restated on November 3, 2011.

99.2	Ducommun Incorporated press release issued on November 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: November 7, 2011	By:	/s/ James S. Heiser
James S. Heiser
Vice President and General Counsel